UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
August 8, 2008
LIMELIGHT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33508 (Commission File Number)	20-1677033 (IRS Employer Identification No.)
2220 W. 14th Street
Tempe AZ 85281
(Address of principal executive offices, including zip code)
(602) 850-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.
     On August 12, 2008, Limelight Networks, Inc. issued a press release regarding its financial results for the second quarter ended June 30, 2008 and certain other information. The full text of the press release concerning the foregoing is furnished herewith as Exhibit 99.1.
     The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events.
     On August 8, 2008, Limelight Networks, Inc. issued a press release regarding the United States District Court for the District of Arizona’s grant of Limelight Networks, Inc.’s motion to dismiss the consolidated class action complaint in a case brought against the company in August 2007. The full text of the press release concerning the foregoing is furnished herewith as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
               (d) Exhibits.

Exhibit Number	Description

99.1	Text of press release issued by Limelight Networks, Inc., dated August 12, 2008.

99.2	Text of press release issued by Limelight Networks, Inc., dated August 8, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.
/s/ Matthew Hale
Matthew Hale
Chief Financial Officer

Date: August 12, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Limelight Networks, Inc., dated August 12, 2008.

99.2	Text of press release issued by Limelight Networks, Inc., dated August 8, 2008.